SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                                 MARCH 31, 1997

     Bear Stearns Mortgage Securities Inc. (as Depositor under a Pooling Agreement dated as of March 1, 1997 providing for the issuance of Mortgage Pass-Through Certificates, Series 1997-2)

                      BEAR STEARNS MORTGAGE SECURITIES INC.
               (Exact name of registrant as specified in charter)


      DELAWARE              333-13617               13-3633241
   (State or other      (Commission File          (IRS Employer
   jurisdiction of      Number)                   Identification
   incorporation)                                 No.)


                 245 PARK AVENUE, NEW YORK, NEW YORK      10167
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (212) 272-2000


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)
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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)  Exhibits

        Exhibit No.

          1.1 Terms Agreement dated as of March 24, 1997 between the Registrant and Bear, Stearns & Co. Inc.

          4.1 Pooling Agreement dated as of March 1, 1997 between the Registrant and First Trust National Association, as Trustee.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


              BEAR STEARNS MORTGAGE SECURITIES INC.
                          (Registrant)


Date: April 11, 1997       By: /S/ JOSEPH T. JURKOWSKI, JR.
                                Name:   Joseph T. Jurkowski, Jr.
                                Title:  Vice President

                                  EXHIBIT INDEX


EXHIBIT NUMBER       DESCRIPTION

1.1             Terms Agreement dated as of
                        March 24, 1997 between the
                        Registrant and Bear, Stearns & Co.
                        Inc.

4.1             Pooling Agreement dated as of
                        March 1, 1997 between the Registrant
                        and First Trust National Association,
                        as Trustee.